Highland Funds Investor Information Shareholder Services Telephone 877.665.1287
Web www.highlandfunds.com Standard Mail Highland Funds c/o PFPC Inc. P O Box 9840 Providence, RI 02940 Overnight Mail Highland Funds c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860	Highland Money Market Fund Bedford Shares of the Money Market Portfolio* Prospectus December 31, 2007
* A money market portfolio of The RBB Fund, Inc. offered in connection with Highland Funds

HLC-MMF-2008

THE BEDFORD SHARES OF THE

MONEY MARKET PORTFOLIO

of

The RBB Fund, Inc.

This prospectus gives vital information about this money market mutual fund, advised by BlackRock Institutional Management Corporation (“BIMC” or the “Adviser”), including information on investment policies, risks and fees. For your own benefit and protection, please read it before you invest and keep it on hand for future reference.

Please note that the Money Market Portfolio:

•	is not a bank deposit;

•	is not federally insured;

•	is not an obligation of, or guaranteed or endorsed by PNC Bank N.A., PFPC Trust Company or any other bank;

•	is not an obligation of, or guaranteed or endorsed or otherwise supported by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency;

•	is not guaranteed to achieve its goals; and

•	may not be able to maintain a stable $1 share price and you may lose money.

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

PROSPECTUS	December 31, 2007

A look at the goals, strategies, risks, expenses and financial history of the portfolio.

Details about the service providers.

Policies and instructions for opening, maintaining and closing an account in the portfolio.

Details on the distribution plan.

INTRODUCTION TO THE RISK/RETURN SUMMARY2

MONEY MARKET PORTFOLIO3

PORTFOLIO MANAGEMENT

Investment Adviser9

Disclosure of Portfolio Holdings9

Other Service Providers10

SHAREHOLDER INFORMATION

Pricing Shares11

Market Timing11

Purchase of Shares12

Redemption of Shares14

Dividends and Distributions16

Taxes16

DISTRIBUTION ARRANGEMENTS17

FOR MORE INFORMATIONBack Cover

INTRODUCTION TO THE RISK/RETURN SUMMARY

This prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Bedford Shares of the Money Market Portfolio (the “Portfolio”) of The RBB Fund, Inc. (the “Company”).

The class of common stock (the “Bedford Class”) of the Company offered by this prospectus represents interests in the Bedford Class of the Portfolio.

This prospectus has been organized so that there is a short section with important facts about the Portfolio’s goals, strategies, risks, expenses and financial history. Once you read this short section, read the sections about Purchase and Redemption of shares of the Bedford Class (“Bedford Shares” or “Shares”).

MONEY MARKET PORTFOLIO

IMPORTANT DEFINITIONS

Asset-Backed Securities: Debt securities that are backed by a pool of assets, usually loans such as installment sale contracts or credit card receivables.

Commercial Paper: Short-term securities with maturities of 1 to 397 days which are issued by banks, corporations and others.

Dollar Weighted Average Maturity: The average amount of time until the organizations that issued the debt securities in the Portfolio must pay off the principal amount of the debt. “Dollar weighted” means the larger the dollar value of a debt security in the Portfolio, the more weight it gets in calculating this average.

Liquidity: Liquidity is the ability to convert investments easily into cash without losing a significant amount of money in the process.

Net Asset Value (“NAV”): The value of everything the Portfolio owns, minus everything it owes, divided by the number of shares held by investors.

Repurchase Agreement: A special type of a short-term investment. A dealer sells securities to a fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Portfolio’s money for a short time, using the securities as collateral.

Variable or Floating Rate Securities: Securities whose interest rates adjust automatically after a certain period of time and/or whenever a predetermined standard interest rate changes.

Investment Goal

The Portfolio seeks to generate current income, to provide you with liquidity and to protect your investment.

Primary Investment Strategies

To achieve this goal, we invest in a diversified investment portfolio of short term, high quality, U.S. dollar-denominated instruments, including government, bank, commercial and other obligations.

Specifically, we may invest in:

•

U.S. dollar-denominated obligations issued or supported by the credit of U.S. or foreign banks or savings institutions with total assets of more than $1 billion (including obligations of foreign branches of such banks).

•

High quality commercial paper and other obligations issued or guaranteed (or otherwise supported) by U.S. and foreign corporations and other issuers rated (at the time of purchase) A-2 or higher by Standard and Poor’s(R), Prime-2 or higher by Moody’s Investor’s Service, Inc. or F-2 or higher by Fitch, Inc., as well as high quality corporate bonds rated AA (or Aa) or higher at the time of purchase by those rating agencies. These ratings must be provided by at least two rating agencies, or by the only rating agency providing a rating.

•	Unrated notes, paper and other instruments that are determined by us to be of comparable quality to the instruments described above.

•	Asset-backed securities (including interests in pools of assets such as mortgages, installment purchase obligations and credit card receivables).

•	Securities issued or guaranteed by the U.S. government or by its agencies or authorities.

•	Dollar-denominated securities issued or guaranteed by foreign governments or their political subdivisions, agencies or authorities.

•	Securities issued or guaranteed by state or local governmental bodies.

•	Repurchase agreements relating to the above instruments.

The Portfolio seeks to maintain a net asset value of $1.00 per share. At least 25% of the Fund’s total assets will be invested in banking obligations.

Quality

Under guidelines established by the Company’s Board of Directors, we will only purchase securities if such securities or their issuers have (or such securities are guaranteed or otherwise supported by entities which have) short-term debt ratings at the time of purchase in the two highest rating categories from at least two nationally recognized statistical ratings organizations (“NRSRO”), or one such rating if the security is rated by only one NRSRO. Securities that are unrated must be determined to be of comparable quality.

Maturity

The dollar-weighted average maturity of all the investments of the Portfolio will be 90 days or less. Only those securities which have remaining maturities of 397 days or less (except for certain variable and floating rate instruments and securities collateralizing repurchase agreements) will be purchased.

Key Risks

•	The value of money market investments tends to fall when current interest rates rise. Money market investments are generally less sensitive to interest rate changes than longer-term securities.

•	The Portfolio’s investment securities may not earn as high a level of income as longer-term or lower quality securities, which generally have greater risk and more fluctuation in value.

•

The Portfolio’s concentration of its investments in the banking industry could increase risks. The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers get into financial trouble and cannot repay their loans.

•

The obligations of foreign banks and other foreign issuers may involve certain risks in addition to those of domestic issuers, including higher transaction costs, less complete financial information, political and economic instability, less stringent regulatory requirements and less market liquidity.

•	Unrated notes, paper and other instruments may be subject to the risk that an issuer may default on its obligation to pay interest and repay principal.

•

The obligations issued or guaranteed by state or local governmental bodies may be issued by entities in the same state and may have interest which is paid from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may impact the Portfolio.

•

Treasury obligations differ only in their interest rates, maturities and time of issuance. These differences could result in fluctuations in the value of such securities depending upon the market. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Portfolio.

•

The Portfolio’s investment in asset-backed securities may be negatively impacted by interest rate fluctuations or when an issuer pays principal on an obligation held by the Portfolio earlier or later than expected. These events may affect their value and the return on your investment.

•	The Portfolio could lose money if a seller under a repurchase agreement defaults or declares bankruptcy.

•

We may purchase variable and floating rate instruments. Like all debt instruments, their value is dependent on the credit paying ability of the issuer. If the issuer were unable to make interest payments or default, the value of the securities would decline. The absence of an active market for these securities could make it difficult to dispose of them if the issuer defaults.

Although we seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. When you invest in the Portfolio you are not making a bank deposit. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or governmental agency.

Risk/Return Information

The chart and table below illustrate the variability of the Portfolio’s long-term performance for Bedford Shares. The information shows you how the Portfolio’s performance has varied year by year and provides some indication of the risks of investing in the Portfolio. The chart and the table both assume reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Portfolio’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	1.46%	(quarter ended September 30, 2000)
Worst Quarter:	0.05%	(quarter ended June 30, 2004)

Year-to-date total return for the nine months ended September 30, 2007:			3.40%

Average Annual Total Returns for the Years Ended December 31, 2006

	1 Year	5 Years	10 Years
Money Market Portfolio	4.42%	1.74%	3.18%

Current Yield: The seven-day yield for the period ended December 31, 2006 for the Portfolio was 4.47%. Past performance is not an indication of future results. Yields will vary. You may call (800) 888-9723 to obtain the current seven-day yield of the Portfolio.

Expenses and Fees

As a shareholder you pay certain fees and expenses. Annual fund operating expenses are paid out of Portfolio assets and are reflected in the Portfolio’s price.

The table below describes the fees and expenses that you may pay if you buy and hold Bedford Shares of the Money Market Portfolio. The table is based on expenses for the most recent fiscal year.

Annual Portfolio Operating Expenses*
(Expenses that are deducted from Portfolio assets)

Management Fees(1)	0.45%

Distribution and Service (12b-1) Fees(1)(2)	0.65%

Other Expenses(1)(3)	0.19%

Total Annual Portfolio Operating Expenses(1)	1.29%

*	The table does not reflect charges or credits which investors might incur if they invest through a financial institution. Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

1.	Management fees include investment advisory and administration fees. The Adviser voluntarily waived a portion of its Management Fees and/or reimbursed expenses for the Portfolio during the fiscal year ended August 31, 2007. The Adviser expects that it will continue to voluntarily waive a portion of these fees and/or reimburse expenses through the fiscal year ending August 31, 2008. The Portfolio’s service providers may also voluntarily waive a portion of their fees and/or reimburse expenses during these fiscal years. After these fee waivers and/or reimbursements, the Portfolio’s Management Fees, Distribution and Service (12b-1) Fees, Other Expenses and ordinary Total Annual Portfolio Operating Expenses are not expected to exceed:

Management Fees	0.16%
Distribution and Service (12b-1) Fees	0.60%
Other Expenses	0.14%

Total Annual Portfolio Operating Expenses	0.90%

Although the Adviser expects the waivers and/or reimbursements to continue through August 31, 2008, these fee waivers and/or reimbursements are voluntary and may be terminated at any time.

2.	Distribution and Service (12b-1) Fees reflect fees incurred by the Portfolio during the fiscal year ended August 31, 2007. The Portfolio may pay the Distributor up to a maximum of 0.65% of the average daily net assets of the Bedford Class under the Portfolio’s distribution plan during the current fiscal year. The Distributor may voluntarily waive these fees at its discretion. The Distributor voluntarily waived 0.05% of its Distribution and Service Fee during the fiscal year ended August 31, 2007. These voluntary fee waivers may be terminated at any time.

3.	A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

IMPORTANT DEFINITIONS

Management Fees: Fees paid to the investment adviser and administrator for portfolio management services.

Other Expenses: Include transfer agency, custody, professional fees and registration fees.

Distribution and Service Fees: Fees that are paid to the Distributor for distribution of the Portfolio’s Bedford Shares.

Example:

The example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Bedford Shares	$131	$409	$708	$1556

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Share. The term “Total Return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. Information for the fiscal years ended August 31, 2004 through August 31, 2007 has been derived from the Portfolio’s financial statements audited by Deloitte & Touche LLP (“Deloitte & Touche”), the Portfolio’s independent registered public accounting firm. This information should be read in conjunction with the Portfolio’s financial statements which, together with Deloitte & Touche’s report, are included in the Portfolio’s annual report, which is available upon request (see back cover for ordering instructions). The information for the fiscal year ended August 31, 2003 was audited by the Portfolio’s former independent registered public accounting firm.

Financial Highlights

(For a Bedford Share Outstanding Throughout Each Year)

Money Market Portfolio

	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from investment operations:
Net investment income	0.0447	0.0388	0.0162	0.0025	0.0046
Net gain on securities	— (b)	— (b)	— (b)	— (b)	0.0005

Total from investment operations	0.0447	0.0388	0.0162	0.0025	0.0051

Less distributions
Dividends (from net investment income)	(0.0447)	(0.0388)	(0.0162)	(0.0025)	(0.0046)
Distributions (from capital gains)	—	—	—	—	(0.0005)

Total distributions	(0.0447)	(0.0388)	(0.0162)	(0.0025)	0.0051

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	4.56%	3.95%	1.63%	0.25%	0.53%
Ratios/Supplemental Data
Net assets, end of year (000)	$218,914	$150,657	$109,495	$72,001	$80,406
Ratios of expenses to average net assets (a)	0.90%	0.85%	0.97%	0.94%	0.98%
Ratios of net investment income to average net assets	4.47%	3.81%	1.68%	0.24%	0.46%

(a)	Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratios of expenses to average net assets for the Portfolio would have been 1.29%, 1.34%, 1.23%, 1.34% and 1.30% for the years ended August 31, 2007, 2006, 2005, 2004 and 2003, respectively.

(b)	Amount is less than ($0.0005) per share.

PORTFOLIO MANAGEMENT

Investment Adviser

BIMC was organized in 1977 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809. BIMC is a wholly-owned indirect subsidiary of BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment management firms in the United States. BIMC and its affiliates had approximately $1.3 trillion in investment company and other portfolio assets under management as of September 30, 2007. BlackRock is an affiliate of The PNC Financial Services Group, Inc. and Merrill Lynch & Co., Inc. While BIMC is ultimately responsible for management of the Company’s portfolio, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of up to 0.45% of the Portfolio’s average daily net assets. The Adviser voluntarily waived a portion of its Management Fees and/or reimbursed expenses for the Portfolio during the fiscal year ended August 31, 2007. The Adviser can discontinue this arrangement at any time, but it is expected that the Adviser will continue to voluntarily waive a portion of these fees and/or reimburse expenses through the fiscal year ending August 31, 2008. For the fiscal year ended August 31, 2007, after waivers, BIMC received an advisory fee of 0.16% of the Portfolio’s average net assets.

A discussion regarding the basis for the Company’s Board of Directors approving the Portfolio’s investment advisory agreement with BIMC is available in the Portfolio’s annual report to shareholders dated August 31, 2007.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolio’s underlying investments is available in the Portfolio’s Statement of Additional Information (“SAI”).

Other Service Providers

The following chart shows the Portfolio’s other service providers and includes their addresses and principal activities.

Shareholders
Distribution and Shareholder Services
Principal Underwriter
PFPC Distributors, Inc.
("Distributor")
760 Moore Road
King of Prussia, PA 19406
Facilitates the distribution of shares of the Portfolio.
Transfer Agent and Dividend Disbursing Agent
PFPC Inc.
301 Bellevue Parkway*
Wilmington, DE 19809
Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy and sell requests.
*Do not use this address for purchases and redemptions. Please see "Purchase of Shares" and "Redemption of Shares" sections for further instructions.
Asset Management
Investment Adviser
BlackRock Institutional Management Corporation
100 Bellevue Parkway
Wilmington, DE 19809
Manages the Portfolio's investment activities.
Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Suite 200
Philadelphia, PA 19153
Holds the Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Portfolio's NAV.
Portfolio Operations
Administrator and Portfolio Accounting Agent
PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809
Provides facilities, equipment and personnel to carry out administrative services related to the Portfolio and calculates the Portfolio's NAV, dividends and distributions.
Board of Directors
Supervises the Portfolio's activities.

SHAREHOLDER INFORMATION

Pricing Shares

PFPC Inc. (“PFPC”) determines the Portfolio’s NAV per share daily at 4:00 p.m., Eastern time, each day on which both the New York Stock Exchange (“NYSE”) and the Federal Reserve Bank of Philadelphia (the “FRB”) are open. These entities are generally open Monday through Friday, except national holidays. Currently, the only days on which the NYSE is open and the FRB is closed are Columbus Day and Veterans Day and the only day on which the NYSE is closed and the FRB is open is Good Friday. The Fund seeks to maintain a net asset value of $1.00 per share. The NAV is calculated by dividing the Portfolio’s total assets, less its liabilities, by the number of shares outstanding. The Portfolio values its securities on the basis of the amortized cost method. This method values a Portfolio holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of changing interest rates.

During certain emergency closings of the NYSE, however, the Portfolio may open for business if it can maintain its operations. In this event, the Portfolio will determine its NAV as described above. To determine if the Portfolio is open for business on a day the NYSE is closed for an emergency, please contact us by calling the telephone number listed on the last page of this prospectus.

On any business day when the Bond Market Association (“BMA”) recommends that the securities markets close early, the Portfolio reserves the right to close at or prior to the BMA recommended closing time. If the Portfolio does so, it will process purchase and redemption orders received after the Portfolio’s closing time on the next business day. The BMA generally recommends that the securities markets close at 2:00 p.m. on the day before a national holiday, the Friday before a national holiday that falls on a Monday, and the Friday after Thanksgiving. In 2008, the BMA recommends (i) a 2:00 p.m. close on January 18, February 15, May 23, July 3, August 29, October 10, November 10, November 26, November 28, December 24 and December 31 and (ii) a 10:30 a.m. close on March 21.

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company’s Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Portfolio. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Company. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Shares

General. You may purchase Bedford Shares through an account maintained by your brokerage firm (the “Account”) and you may also purchase Shares directly by mail or wire. The minimum initial investment is $1,000, and the minimum subsequent investment is $100. The Company in its sole discretion may accept or reject any order for purchases of Bedford Shares.

Purchases will be effected at the NAV next determined after PFPC, the Company’s transfer agent and administrative and accounting agent, has received a purchase order in good order and the Company’s custodian has Federal Funds immediately available to it. In those cases where payment is made by check, Federal Funds will generally become available two business days after the check is received. A “business day” is any day that both the NYSE and the FRB are open. On any business day, orders which are accompanied by Federal Funds and received by the Company by 4:00 p.m. Eastern time, and orders as to which payment has been converted into Federal Funds by 4:00 p.m. Eastern time, will be executed as of 4:00 p.m. Eastern time on that business day. Orders which are accompanied by Federal Funds and received by the Company after the close of regular trading on the NYSE, and orders as to which payment has been converted to Federal Funds after the close of regular trading on the NYSE on a business day will be processed as of 4:00 p.m. Eastern time on the following business day. The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Purchases through an Account. Purchases of Shares may be effected through an Account with your broker through procedures and requirements established by your broker. In such event, beneficial ownership of Bedford Shares will be recorded by your broker and will be reflected in the Account statements provided to you by your broker. Your broker may impose minimum investment Account requirements. Even if your broker does not impose a sales charge for purchases of Bedford Shares, depending on the terms of your Account with your broker, the broker may charge to your Account fees for automatic investment and other services provided to your Account. Information concerning Account requirements, services and charges should be obtained from your broker, and you should read this prospectus in conjunction with any information received from your broker. Shares are held in the street name account of your broker and if you desire to transfer such shares to the street name account of another broker, you should contact your current broker.

A broker with whom you maintain an Account may offer you the ability to purchase Bedford Shares under an automatic purchase program (a “Purchase Program”) established by a participating broker. If you participate in a Purchase Program, then you will have your “free-credit” cash balances in your Account automatically invested in Shares of the Bedford Class. The frequency of investments and the minimum investment requirement will be established by the broker and the Company. In addition, the broker may require a minimum amount of cash and/or securities to be deposited in your Account to participate in its Purchase Program. The description of the particular broker’s Purchase Program should be read for details, and any inquiries concerning your Account under a Purchase Program should be directed to your broker.

If your broker makes special arrangements under which orders for Bedford Shares are received by PFPC prior to 4:00 p.m. Eastern time, and your broker guarantees that payment for such Shares will be made in available Federal Funds to the Company’s custodian prior to the close of regular trading on the NYSE on the same day, such purchase orders will be effective and Shares will be purchased at the offering price in effect as of 4:00 p.m. Eastern time on the date the purchase order is received by PFPC. Otherwise, if the broker has not made such an arrangement, pricing of Shares will occur as described above under “General.”

Direct Purchases. You may also make direct investments at any time in the Bedford Class through any broker that has entered into a dealer agreement with the Distributor (a “Dealer”). You may make an initial investment in the Bedford Class by mail by fully completing and signing an application obtained from a Dealer (the “Application”), and mailing it, together with a check payable to “The RBB Fund – Money Market Portfolio (Bedford Class),” to Bedford Money Market Portfolio, c/o PFPC, P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. The Application will be returned to you unless it contains the name of the Dealer from whom you obtained it. Subsequent purchases may be made through a Dealer or by forwarding payment to the Company’s transfer agent at the foregoing address.

Provided that your investment is at least $2,500, you may also purchase Shares by having your bank or Dealer wire Federal Funds to the Company’s custodian, PFPC Trust Company. Your bank or Dealer may impose a charge for this service. The Company does not currently charge for effecting wire transfers but reserves the right to do so in the future. In order to ensure prompt receipt of your Federal Funds wire, for an initial investment, it is important that you follow these steps:

A.	Telephone the Company’s transfer agent, PFPC, toll-free at (800) 888-9723 and provide your name, address, telephone number, social security or tax identification number, the amount being wired, and by which bank or Dealer. PFPC will then provide you with an account number. (If you have an existing account, you should also notify PFPC prior to wiring funds.)

B.	Instruct your bank or Dealer to wire the specified amount, together with your assigned account number, to PFPC’s account with PNC Bank N.A.

PNC Bank, N.A., Philadelphia, PA

ABA-0310-0005-3.

FROM: (shareholder or account name)

ACCOUNT NUMBER: (assigned account number)

FOR PURCHASE OF: The RBB Fund – Money Market Portfolio (Bedford Class)

AMOUNT: (amount to be invested)

C.	Fully complete and sign the Application and mail it to the address shown thereon. PFPC will not process initial purchases until it receives a fully completed and signed Application.

For subsequent investments, you should follow steps A and B above.

Good Order. A request to purchase Shares of the Portfolio is in good order if it includes the name of the Portfolio, the dollar amount or number of Shares to be purchased, and a completed Application (initial direct investment through a Dealer). Please see “Purchase of Shares” for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Retirement Plans. Bedford Shares may be purchased in conjunction with individual retirement accounts (“IRAs”) and rollover IRAs where PFPC Trust Company acts as custodian. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Distributor or your broker. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with your tax advisor.

Redemption of Shares

General. Redemption orders are effected at the NAV per share next determined after receipt of the order in proper form by the Company’s transfer agent, PFPC. You may redeem all or some of your Shares in accordance with one of the procedures described below.

Redemption of Shares in an Account. If you beneficially own Bedford Shares through an Account, you may redeem Bedford Shares in your Account in accordance with instructions and limitations pertaining to your Account by contacting your broker. If the redemption request is received by PFPC by 4:00 p.m. Eastern time on any business day, the redemption will be effective as of 4:00 p.m. Eastern time on that day. Payment of the redemption proceeds will be made after 4:00 p.m. Eastern time on the day the redemption is effected, provided that the Company’s custodian is open for business. If the custodian is not open, payment will be made on the next bank business day. If all of your Shares are redeemed, all accrued but unpaid dividends on those Shares will be paid with the redemption proceeds.

Your brokerage firm may also redeem each day a sufficient number of Shares of the Bedford Class to cover debit balances created by transactions in your Account or instructions for cash disbursements. Shares will be redeemed on the same day that a transaction occurs that results in such a debit balance or charge.

Each brokerage firm reserves the right to waive or modify criteria for participation in an Account or to terminate participation in an Account for any reason.

Redemption of Shares Owned Directly. If you own Shares directly, you may redeem any number of Shares by sending a written request to The RBB Fund – Money Market Portfolio (Bedford Class) c/o PFPC, P.O. Box 9841, Providence, RI 02940-8041; for overnight delivery mail to The RBB Fund – Money Market Portfolio (Bedford Class), c/o PFPC, 101 Sabin Street, Pawtucket, RI 02860-1427. It is recommended that such requests be sent by registered or certified mail if share certificates accompany the request. Redemption requests must be signed by each shareholder in the same manner as the Shares are registered. Redemption requests for joint accounts require the signature of each joint owner. On redemption requests of $5,000 or more, each signature must be guaranteed. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a medallion signature guarantee program recognized by the Securities Transfer Association. A medallion imprint or medallion stamp indicates that the financial institution is a member of a medallion signature guarantee program and is an acceptable signature guarantor. The three recognized medallion programs are Securities Transfer Agents Medallion Program (“STAMP”), Stock Exchanges Medallion Program (“SEMP”) and New York Stock Exchange, Inc. Medallion Signature Program (“MSP”). Signature guarantees that are not part of these programs will not be accepted.

If you are a direct investor, you may redeem your Shares without charge by telephone if you have completed and returned an Application containing the appropriate telephone election. To add a telephone option to an existing account that previously did not provide for this option, you must submit a Telephone Authorization Form to PFPC. This form is available from PFPC. Once this election has been made, you may simply contact PFPC by telephone to request the redemption by calling (800) 888-9723. Neither the Company, the Distributor, the Portfolio, PFPC nor any other Company agent will be liable for any loss, liability, cost or expense for following the procedures below or for following instructions communicated by telephone that they reasonably believe to be genuine.

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, and the account social security number, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (5) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five business days of the call; and (6) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners or other industry professionals, additional documentation or information regarding the scope of authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by attorney-in-fact under power of attorney.

Proceeds of a telephone redemption request will be mailed by check to your registered address unless you have designated in your Application or Telephone Authorization Form that such proceeds are to be sent by wire transfer to a specified checking or savings account. If proceeds are to be sent by wire transfer, a telephone redemption request received prior to the close of regular trading on the NYSE will result in redemption proceeds being wired to your bank account on the next day that a wire transfer can be effected. The minimum redemption for proceeds sent by wire transfer is $2,500. There is no maximum for proceeds sent by wire transfer. The Company may modify this redemption service at any time or charge a service fee upon prior notice to shareholders. A wire charge of $7.50 is assessed and charged to the shareholder.

Redemption by Check. If you are a direct investor or you do not have check writing privileges for your Account, the Company will provide to you forms of drafts (“checks”) payable through PNC Bank. These checks may be made payable to the order of anyone. The minimum amount of a check is $100; however, your broker may establish a higher minimum. If you wish to use this check writing redemption procedure, you should complete specimen signature cards (available from PFPC), and then forward such signature cards to PFPC. PFPC will then arrange for the checks to be honored by PNC Bank. If you own Shares through an Account, you should contact your broker for signature cards. Investors with joint accounts may elect to have checks honored with a single signature. Check redemptions will be subject to PNC Bank’s rules governing checks. An investor will be able to stop payment on a check redemption. The Company or PNC Bank may terminate this redemption service at any time, and neither shall incur any liability for honoring checks, for effecting redemptions to pay checks, or for returning checks which have not been accepted.

When a check is presented to PNC Bank for clearance, PNC Bank, as your agent, will cause the Company to redeem a sufficient number of your full and fractional Shares to cover the amount of the check. Pursuant to rules under the Investment Company Act of 1940, as amended (the “1940 Act”), checks may not be presented for cash payment at the offices of PNC Bank. This limitation does not affect checks used for the payment of bills or cash at other banks.

Additional Redemption Information. The Company ordinarily will make payment for all Shares redeemed within seven days after receipt by PFPC of a redemption request in proper form. Although the Company will redeem Shares purchased by check before the check clears, payment of the redemption proceeds may be delayed for a period of up to fifteen days after their purchase, pending a determination that the check has cleared. This procedure does not apply to Shares purchased by wire payment. You should consider purchasing Shares using a certified or bank check or money order if you anticipate an immediate need for redemption proceeds. Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

The Company does not impose a charge when Shares are redeemed. The Company reserves the right to redeem any account in the Bedford Class involuntarily, on thirty days’ notice, if such account falls below $500 and during such 30-day notice period the amount invested in such account is not increased to at least $500. Payment for Shares redeemed may be postponed or the right of redemption suspended as provided by the rules of the SEC.

If the Company’s Board of Directors determines that it would be detrimental to the best interest of the remaining shareholders of the Portfolio to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of investment securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

Proper Form. You must include complete and accurate required information on your redemption request. Please see “Redemption of Shares” for instructions. Redemption requests not in proper form may be delayed.

Dividends and Distributions

The Company will distribute substantially all of the net investment income and net realized capital gains, if any, of the Portfolio to shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Bedford Class unless a shareholder elects otherwise.

The net investment income (not including any net short-term capital gains) earned by the Portfolio will be declared as a dividend on a daily basis and paid monthly. Dividends are payable to shareholders of record as of the determination of NAV made as of 4:00 p.m. (Eastern time) each day. Shares will begin accruing dividends on the day the purchase order for the Shares is effected and continue to accrue dividends through the day before such shares are redeemed. Net short-term capital gains, if any, will be distributed at least annually.

Taxes

Distributions from the Portfolio will generally be taxable to shareholders. It is expected that all, or substantially all, of these distributions will consist of ordinary income. You will be subject to income tax on these distributions regardless of whether they are paid in cash or reinvested in additional Shares. The Portfolio contemplates declaring as dividends each year all or substantially all of its net taxable income. The one major exception to these tax principles is that distributions on shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Portfolio on December 31 of such year if such dividends are actually paid during January of the following year.

The Portfolio will be required in certain cases to withhold and remit to the United States Treasury a percentage of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Portfolio that he or she is not subject to backup withholding when required to do so or that he or she is an “exempt recipient.” The current backup withholding rate is 28%.

The foregoing is only a summary of certain tax considerations under the current law, which may be subject to change in the future. Shareholders may also be subject to state and local taxes on distributions. Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States Federal income tax treatment. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

More information about taxes is contained in the SAI.

DISTRIBUTION ARRANGEMENTS

Bedford Shares of the Portfolio are sold without a sales load on a continuous basis by the Distributor, whose principal business address is at 760 Moore Road, King of Prussia, PA 19406.

The Board of Directors of the Company approved a Distribution Agreement and adopted a separate Plan of Distribution for the Bedford Class (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor is entitled to receive from the Bedford Class a distribution fee, which is accrued daily and paid monthly, of up to 0.65% on an annualized basis of the average daily net assets of the Bedford Class. The actual amount of such compensation is agreed upon from time to time by the Company’s Board of Directors and the Distributor. Under the Distribution Agreement, the Distributor has agreed to accept compensation for its services thereunder and under the Plan in the amount of 0.65% of the average daily net assets of the Bedford Class on an annualized basis in any year. The Distributor may, in its discretion, voluntarily waive from time to time all or any portion of its distribution fee.

Under the Distribution Agreement and the Plan, the Distributor may reallocate an amount up to the full fee that it receives to financial institutions, including broker-dealers, based upon the aggregate investment amounts maintained by and services provided to shareholders of the Bedford Class serviced by such financial institutions. The Distributor may also reimburse broker-dealers for other expenses incurred in the promotion of the sale of Bedford Shares. The Distributor and/or broker-dealers pay for the cost of printing (excluding typesetting) and mailing to prospective investors prospectuses and other materials relating to the Bedford Class as well as for related direct mail, advertising and promotional expenses.

The Plan obligates the Company, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Bedford Class the fee agreed to under the Distribution Agreement. Payments under the Plan are not based on expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred. Because these fees are paid out of the Portfolio’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

THE BEDFORD SHARES OF THE

Money Market Portfolio

1-800-888-9723

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bedford Shares of The RBB Money Market Portfolio is available free of charge upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio’s investments, describe the Portfolio’s performance and list its holdings.

Statement of Additional Information

An SAI, dated December 31, 2007, has been filed with the SEC. The SAI, which includes additional information about the Portfolio, and the Portfolio’s annual and semi-annual reports are not available on the Adviser’s website because copies may be obtained free of charge, by calling (800) 888-9723. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally considered a part of this prospectus).

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 5 p.m. (Eastern time) Monday-Friday. Call: (800) 888-9723.

Purchases and Redemptions

Call your broker or (800) 888-9723.

Written Correspondence

Bedford Shares

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may view and copy information about the Company and the Portfolio, including the SAI, by visiting the SEC’s Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov., or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518